U.S. SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

Date of Report: June 17, 2003

                              MIKRON INFRARED, INC.
               (Exact name of issuer as specified in its charter)

          New Jersey                      0-15486                22-1895668
(State or Other Jurisdiction of       (Commission File         (IRS Employer
 Incorporation or Organization)            Number)           Identification No.)

                   16 Thornton Road, Oakland, New Jersey 07436
              (Address and Zip Code of Principal Executive Offices)

                                 (201) 405-0900
                         (Registrant's Telephone Number)


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Item 7. Financial Statements and Exhibits

      The following financial statements, pro forma financial information and exhibits have been filed as part of this Report:

      (a)   Financial Statements -- none

      (b)   Pro forma financial information -- none

      (c)   Exhibits

      Number                Description
      ------                -----------

      99.1 Press release of Mikron Infrared, Inc. announcing its earnings for the first six months and second quarter of its fiscal year ending October 31, 2003.

Item 9. Regulation FD Disclosure.

The information required by Form 8-K, Item 12 -- Disclosure of Results of Operations and Financial Condition, is being provided under Item 9 pursuant to SEC Release No. 33-8216. The information in this report and the exhibit attached hereto are being furnished and shall not be deemed filed for purposes of the Securities Exchange Act of 1934, as amended, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, except as shall be expressly stated by specific reference in such filing.

On June 17, 2003, the Registrant issued a press release announcing its earnings for the first six months and second quarter of its fiscal year ending October 31, 2003. Such press release is furnished herewith as Exhibit 99.1.


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                                    Signature

      In accordance with the requirements of the Exchange Act, the registrant caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                      Mikron Infrared Company, Inc.


Dated: June 17, 2003                  By:      /s/ Paul A. Kohmescher
                                         ---------------------------------------
                                         Paul A. Kohmescher, Vice President
                                         and Chief (Principal) Financial Officer


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